American Funds Insurance Series®
Managed Risk International Fund

Summary Prospectus Supplement

February 1, 2021

(for Class P1 and P2 shares summary prospectuses dated May 1, 2020, as supplemented to date)

The information under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus is amended to read as follow:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the International Fund	Primary title with investment adviser
Sung Lee Vice President	14 years	Partner – Capital Research Global Investors
Renaud H. Samyn Vice President	6 years	Partner – Capital Research Global Investors
Nicholas J. Grace	2 years	Partner – Capital Research Global Investors
Jesper Lyckeus	13 years	Partner – Capital Research Global Investors
Christopher Thomsen	14 years	Partner – Capital Research Global Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-034-0221P CGD/8024-S82636